FORWARD FUNDS

Supplement dated September 4, 2015

to the

Forward Dynamic Income Fund Investor Class and Institutional Class Summary Prospectus,

Forward Dynamic Income Fund Class A, Class C and Advisor Class Summary Prospectus, Forward Funds

Investor Class and Institutional Class Prospectus (“No-Load Prospectus”) and Forward Funds Class A,

Class B, Class C and Advisor Class Prospectus (“Load Prospectus”)

each dated May 1, 2015, as supplemented

IMPORTANT NOTICE REGARDING CHANGES IN INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES,

PRINCIPAL RISKS, DIVERSIFICATION STATUS, BENCHMARK INDICES AND PORTFOLIO MANAGEMENT TEAM

The following information applies to the Forward Dynamic Income Fund (the “Fund”) only:

At a meeting of the Board of Trustees of Forward Funds (the “Trust”) held on June 9-10, 2015, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved, on behalf of the Fund: (i) a change in the investment objective of the Fund; (ii) changes to the Fund’s principal investment strategies and principal risks; (iii) a change in the diversification status of the Fund; (iv) changes to the benchmark indices of the Fund; and (v) changes to the Fund’s portfolio management team. On September 4, 2015, the Fund filed an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting these changes. This filing is subject to review by the SEC and is expected to become effective 60 days after filing. It is currently expected that these changes will become effective on or about November 3, 2015. Accordingly, effective on or about November 3, 2015, the following changes will be reflected in the Fund’s registration statement:

Change to Investment Objective

The Fund’s investment objective will be revised to read as follows:

The Fund seeks total return, with dividend and interest income being an important component of that return, while exhibiting less downside volatility than the Russell 3000 Index.

Changes to the Principal Investment Strategies

The Fund’s principal investment strategies will be revised to read as follows:

Under normal conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in the equity securities of dividend paying companies located within the United States.

Forward Management, LLC (“Forward Management” or the “Advisor”) selects investments based on their fundamental quality, dividend yield, dividend growth potential, valuation and anticipated price appreciation. For larger cap securities, the Advisor typically employs a novel proprietary statistical measurement of relative dividend yield to identify attractive investment opportunities. The Advisor draws on both internal and external resources to assess industry dynamics, business franchise/management strategy, financial analysis and valuation. For small- and mid-cap securities, the Advisor employs both a qualitative and quantitative screening technique. The methodology attempts to identify companies with favorable financial characteristics as well as to avoid companies with unfavorable financial characteristics. These characteristics can include, but are not limited to, earnings growth, profitability, valuation, cash flow, and leverage. The qualitative process gives preference to companies focused in a single business segment.

The Fund has the ability to leverage its portfolio by borrowing money in an amount up to one-third of its assets to purchase securities. The Fund may use a portion of such borrowed money to engage in income-producing strategies. These strategies may include: (a) a dividend-harvesting strategy in which a particular security that is expected to pay a dividend in the near-term is purchased, the security is held until its dividend is paid, and then the security is sold in order to purchase another security about to pay a dividend; and (b) purchasing fixed-income securities specifically to generate income.

In order to reduce transaction costs, the Advisor may purchase futures to manage the Fund’s cash holdings by gaining exposure to the types of securities and instruments in which the Fund primarily invests. The Advisor may purchase high grade short term fixed-income securities to serve as collateral for futures purchased.

The Fund may write (sell) call options and purchase put options on individual stocks or broad-based stock indices, including exchange-traded funds (“ETFs”) that replicate such indices. The Fund may also enter into put option spreads, which consist of paired purchased and written options with different strike prices on the same stock or index. The Fund generally intends to use option strategies to seek to generate premium income, acquire a security at a specified price, or reduce the Fund’s exposure to market risk and volatility.

Removal of Principal Risks

Pursuant to the Fund’s revised principal investment strategies, the Fund will no longer consider the following risks to be principal risks: Cash and Cash Equivalents, Debt Securities, Exchange-Traded Funds, Foreign Securities, Hedging, Interest Rate, Non-Diversification, Portfolio Turnover, Real Estate Securities and REITs, Repurchase Agreements, Securities Issued by Other Investment Companies, Short Sales, Tax, and Value Stocks.

Change in Diversification Status

The Fund will elect to be qualified as a diversified series of Forward Funds.

Changes to the Benchmark Indices

The Russell 3000 Index will replace the Barclays U.S. Intermediate Corporate Index, Dynamic Income Blended Index and MSCI USA IMI High Dividend Yield Index as the Fund’s benchmark index.

Change to the Portfolio Management Team

David L. Ruff, CFA, Portfolio Manager, Paul Broughton, CFA, Assistant Portfolio Manager, Randall T. Coleman, CFA, Portfolio Manager, Bruce R. Brewington, Portfolio Manager, and Eric Sagmeister, Portfolio Manager, will comprise the Fund’s investment team. Mr. Ruff will be responsible for leading the investment team.

****

Once the changes to the Fund’s investment objective, principal investment strategies, principal risks, diversification status, benchmark indices and portfolio management team become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated prospectus will include additional information about the changes to the Fund’s investment objective, principal investment strategies, principal risks, diversification status, benchmark indices and portfolio management team. Please read the prospectus carefully.

****

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP DYN INC 09042015